ABERDEEN FUNDS

(the “Trust”)

Supplement to the Trust’s Statutory Prospectus

dated February 28, 2011, as supplemented

Supplement to the Trust’s Statutory Prospectus

April 25, 2011 dated, as supplemented

The following information applies to Aberdeen China Opportunities Fund and Aberdeen Asia Bond Institutional Fund, and is added to page 120 of the Trust’s prospectus dated February 28, 2011:

Direct China Securities — Historically, direct investments in foreign investments in stocks, bonds and warrants listed and traded on a Mainland China stock exchange, investment companies, and other financial instruments approved by the Chinese regulators (collectively referred to as “China Securities”) were not eligible for investment by non-Chinese investors.  AAMAL has been granted a qualified foreign institutional investor (“QFII”) license, which allows AAMAL to invest in China Securities for its clients.  AAMAL is authorized to invest in China Securities for all of its clients only up to a specified quota established by the Chinese regulators (the “Quota”). China Opportunities Fund and Asia Bond Institutional Fund (collectively, the “China Investor Funds”) invest in China Securities, together with other AAMAL clients, subject to the Quota granted to AAMAL.

Once the entire Quota is invested in China Securities, aggregate investment capital and profits may not be repatriated for a minimum of one year. As long as this limitation applies, the China Securities will be subject to the China Investor Funds’ limits on investing in illiquid securities.  Despite this limitation, individual China Securities held by the China Investor Funds may be bought and sold, as long as the aggregate amount invested in China Securities by AAMAL clients, including the China Investor Funds, at least equals the Quota.  There can be no guarantee that another AAMAL client would increase its China Securities exposure at a time when a China Investor Fund wished to decrease its exposure. Net realized profits may not currently be repatriated until the completion of an audit by a registered accountant in China, payment of all applicable taxes and approval by the Chinese State Administration of Foreign Exchange (SAFE). Repatriation of principal would generally result in a reduction in AAMAL’s Quota, with no new injections of principal being permitted without AAMAL applying for and obtaining a new Quota, which cannot be guaranteed.

Although China law permits the use of nominee accounts for clients of investment managers who are QFIIs, the Chinese regulators require the securities trading and settlement accounts to be maintained in the name of the QFII. The China Investor Funds have been advised that, as a matter of Chinese law, the assets belong to the relevant client and not the QFII license-holder. There is a risk that creditors of AAMAL may assert that AAMAL is the legal owner of the securities and other assets in the accounts. Nonetheless, if a court upholds a creditor’s assertion that the QFII assets belong to AAMAL as license-holder, then creditors of AAMAL could seek payment from the China Investor Funds’ investments in China Securities. For more information, please see “Investing in China” in the Statement of Additional Information (the “SAI”).

The following information is added to the section entitled, “Fund Details — Additional Information about Investments, Investment Techniques and Risks (except Optimal Funds)” beginning on page 120 of the Trust’s prospectus dated February 28, 2011 and page 12 of the Fund’s prospectus dated April 25, 2011:

Restricted Securities Risk — Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws.  Certain Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration with the U.S. Securities and Exchange Commission pursuant to Regulation S (“Regulation S Securities”) under the Securities Act of 1933, as amended (the “1933 Act”).  Rule 144A Securities and Regulation S Securities may be freely traded among certain qualified institutional investors, such as the Funds, but whose resale in the U.S. is permitted only in limited circumstances.

Investments in restricted securities could have the effect of increasing the level of a Fund’s illiquidity. Restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and a Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.  Additionally, a restricted security that was liquid at the time of purchase may subsequently become illiquid.

Restricted securities that are determined to be illiquid may not exceed a Fund’s limit on investments in illiquid securities. After the purchase of restricted securities, a Fund’s Board of Trustees or its delegates will continue to monitor liquidity of that security to ensure that a Fund’s holdings of illiquid securities do not exceed its limit on investments in such securities.

The Funds’ ability to invest in restricted securities provides the Funds with opportunities to diversify and invest in securities of issuers wishing to offer and sell their securities internationally to non-U.S. investors, potentially enhancing each Fund’s opportunity to increase its investment returns in ways that are consistent with its investment objective.

Please keep this Supplement for future reference.

This Supplement is dated September 28, 2011.

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